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                                                                    Exhibit 10.1


                                  AWARD NOTICE

                       NOTICE OF NONQUALIFIED STOCK OPTION
                             GRANTED PURSUANT TO THE
                          GENENCOR INTERNATIONAL, INC.
                           2002 OMNIBUS INCENTIVE PLAN


           Grantee: -------------------------------------------------

           Number of Shares: ----------------------------------------

           Option Price: $ ------------------------------------------

           Date of Grant: -------------------------------------------


         1. GRANT OF OPTION. This Award Notice serves to notify you that the Management Development and Compensation Committee (the "Committee") of the Board of Directors of Genencor International, Inc. (the "Company") has granted to you, under the Company's 2002 Omnibus Incentive Plan (the "Plan"), a nonqualified stock option (the "Option") to purchase, on the terms and conditions set forth in this Award Notice and the Plan, up to the number of shares of its Common Stock, $.01 par value per share (the "Common Stock") and at the price per share set forth above. The Plan is incorporated herein by reference and made a part of this Award Notice. Capitalized terms not defined herein have the respective meanings set forth in the Plan. The principal terms of the Plan are described in the summary attached hereto.

         2. PERIOD OF OPTION AND LIMITATIONS ON RIGHT TO EXERCISE. Unless the Option is previously terminated pursuant to the terms of the Plan, the Option will expire at 5:00 p.m., Eastern Standard Time, on the month and day which is 10 years from the Date of Grant (the "Expiration Date").

         3. EXERCISE OF OPTION. Subject to the terms set forth in this Award Notice and the Plan, the Option will vest and become exercisable pro rata with respect to one-third of the shares subject to such Option on the first, second and third anniversaries of the Date of Grant with any fractional share resulting from such proration vesting on the third anniversary.

         4. TERMINATION.

         (a) Death. In the event of your death prior to the complete exercise of the Option, any remaining Option shall be fully vested and may be exercised by your designated beneficiary or, in the absence of such beneficiary, your duly qualified personal representative within one year after your death.

         (b) Disability. In the event of your Disability prior to the complete exercise of the Option, any remaining Option shall be fully vested and may be exercised within three years after the date of such Disability.

         (c) Retirement or Approved Reason. Upon your Retirement or in the event of termination for an Approved Reason, subject to the terms set forth in this Award Notice and the Plan, the Option will continue to vest pursuant to the schedule set forth in paragraph 3 above and remain exercisable until the Expiration Date.

         5. LIMITATION OF RIGHTS. You will not have any rights as a stockholder with respect to the shares covered by the Option until you become the holder of record of such shares by exercising the Option. Neither the Plan, the granting of the Option nor this Award Notice gives you any right to remain employed by the Company or a Subsidiary.

         6. RESTRICTIONS ON ISSUANCE OF SHARES. If at any time the Company determines that listing, registration or qualification of the shares covered by the Option upon any securities exchange or under



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any state or federal law, or the approval of any governmental agency, is necessary or advisable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         7. PLAN CONTROLS. The Option is subject to all of the provisions of the Plan, which is hereby incorporated by reference, and is further subject to all the interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted by the Committee pursuant to the Plan. In the event of any conflict among the provisions of the Plan, this Award Notice and the attached summary, the provisions of the Plan will be controlling and determinative.

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